                                 Exhibit (a)(7)

                      FORM OF STOCK OPTION CONVERSION FORM
                                       FOR
                         SORRENTO NETWORKS, INC. OPTIONS

To covert the vested portion of your Sorrento Networks, Inc. options to FIBR options, fill out this form in its entirety, sign where indicated below and return it to us at the following address:

         Sorrento Networks Corporation
         9990 Mesa Rim Road
         San Diego, CA 92121
         Attn: Tom McLain

Or, you can fax this form to us at (858) 558-3977.

Date:                             ______________________________

Full Name (Please print or type): ______________________________

Social Security Number:           ______________________________

Company Telephone Number:         ______________________________

Home Telephone Number:            ______________________________


I hereby elect to convert the following number of Sorrento Networks, Inc. ("SNI") stock options into FIBR stock options. I understand that my conversion is irrevocable.

----------------------------------------------------------------
Grant Date   # SNI Options   SNI Exercise   Conversion   # FIBR
                             Price          Factor       Options
----------------------------------------------------------------
                                              3.9:1
----------------------------------------------------------------

----------------------------------------------------------------

PARTICIPANT SIGNATURE AND DATE __________________________________

                                                                     Page 1 of 2

                      SORRENTO NETWORKS CORPORATION (FIBR)
                           STOCK OPTION EXERCISE FORM

To exercise up to the vested portion of your option, fill out this form in its entirety, sign where indicated below and return it to us at the following address with your check. (The "Exercise Date" is the date this form is received by Sorrento Networks Corporation.)

         Sorrento Networks Corporation
         9990 Mesa Rim Road
         San Diego, CA 92121
         Telephone: (858)-558-3960
         Facsimile: (858) 558-3977
         Attn: Tom McLain

Date:                             ______________________________

Full Name (Please print or type): ______________________________

Social Security Number:           ______________________________

Company Telephone Number:         ______________________________

Home Telephone Number:            ______________________________

I hereby irrevocably elect to exercise the following number of options to acquire the Company's common stock (FIBR):______________________

Pursuant to my conversion of SNI options on the date hereof.

PARTICIPANT SIGNATURE AND DATE:   ______________________________


                                                                     Page 2 of 2


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